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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 21, 1999

                      GEORGIA BANK FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)


       Georgia                       0-23980                     58-2005097
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


                               3530 Wheeler Road
                            Augusta, Georgia  30909
         (Address of principal executive offices, including zip code)


                                (706) 738-6990
             (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address if changed since last report)



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Item 5.  Other Events
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     On July 21, 1999, the board of Directors of Georgia Bank Financial
Corporation (the "Company") authorized a 15% stock dividend for each share of the Company's outstanding Common Stock. The dividend will be paid on August 28, 1999 to shareholders of record on August 6, 1999 (the "Record Date") in the form of shares of Common Stock at the rate of .15 share of Common Stock for each share of Common Stock outstanding on the Record Date.

Item 7.  Financial Statements, Pro Forma financial Information and Exhibits
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     (a)  Financial Statements of Business Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not Applicable.

     (c)  Exhibits.

          99.1.  Press release dated July 22, 1999...............  Page 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GEORGIA BANK FINANCIAL CORPORATION
                                                    (Registrant)



                                         By: /s/ Ronald L. Thigpen
                                             -----------------------------------
                                             Ronald L. Thigpen
                                             Executive Vice President, Chief
                                             Operating Officer (Duly Authorized
                                             Officer of Registrant and Principal
                                             Financial Officer)

Date:  July 28, 1999

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                                 EXHIBIT INDEX


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Press release dated July 22, 1999......................................   4



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